Supplement dated November 2, 2026, to the

Updating Summary Prospectus and Prospectus dated May 1, 2026, for the MONY Custom Master Individual Flexible Payment Variable Annuity Contracts

issued by Equitable Financial Life Insurance Company of America

Equitable America Variable Account A

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Liquidation of the ProFund VP Bear Portfolio:

The Board of Trustees of ProFunds approved a plan to liquidate and terminate the ProFund VP Bear Portfolio (the “Fund”) on or about April 23, 2027 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a subaccount under the Contract. As a result, the subaccount (the “ProFund VP Bear Portfolio Sub-Account”) that invests in the Fund will also be liquidated. Effective on or about April 12, 2027, the Fund will no longer accept purchases of new shares. Shareholders may continue to reinvest dividends and distributions in the Fund until April 16, 2027.

Fund Value on the Date of Liquidation.  If you have Fund Value allocated to the ProFund VP Bear Portfolio Sub-Account as of 3:00 p.m. Central Time on April 23, 2027, Protective will automatically transfer that Fund Value to the EQ/Money Market Portfolio subaccount (the “Money Market Sub-Account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on April 23, 2027, Purchase Payments and Fund Value may no longer be allocated or transferred into the ProFund VP Bear Portfolio Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on April 23, 2027, for the allocation of Purchase Payments or Fund Value to the ProFund VP Bear Portfolio Sub-Account will result in an allocation of such Purchase Payments or Fund Value to the Money Market Sub-Account.

Transfer Rights.  Under your Contract, you are permitted to transfer Fund Value among the subaccounts (also referred to as “Investment Options”) currently available under your Contract. The currently available subaccounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

Currently, we do not impose a transfer fee and do not impose a limit on the number of transfers among subaccounts that may be made in a Contract Year. You may transfer from the ProFund VP Bear Portfolio Sub-Account to any other subaccount(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year.  We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the Portfolios available under the Contract, including the Money Market Sub-Account, please call us at 1-800-487-6669. Portfolio prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Fund Value from the ProFund VP Bear Portfolio Sub-Account and/or the Money Market Sub-Account to other available subaccounts by calling us at 1-800-487-6669 or through the Internet at www.protective.com.

Please keep this Supplement for future reference.